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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting material pursuant to Section 240.14a-11(c) of Section 240.14a-12.

Commission File No. 1-9145

ML MACADAMIA ORCHARDS, L.P.

(Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	[2421] (Primary Standard Industrial Classification Code Number)	99-0248088 (I.R.S. Employer Identification Number)

26-238 Hawaii Belt Road
Hilo, Hawaii 96720
(808) 969-8057
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Offices)

Dennis J. Simonis
26-238 Hawaii Belt Road
Hilo, Hawaii 96720
(808) 969-8052
(Name, Address, Including Zip Code, and Telephone
Number, Including Area Code, of Agent For Service)

Copies To:
 Carlsmith Ball LLP
ASB Tower, Suite 2200
1001 Bishop Street
Honolulu, Hawaii 96813
(808) 523-2501
Attn: James H. Case, Esq.

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ML MACADAMIA ORCHARDS, L.P.
26-238 Hawaii Belt Drive
Hilo, Hawaii 96820

January     , 2008

Dear Unitholder:

        You are cordially invited to attend a Special Meeting of Unitholders of ML Macadamia Orchards, L.P. (the "Partnership") to be held at 10:00 A.M., Hawaii Standard Time ("HST"), February     , 2008, at the offices of Carlsmith Ball, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii 96813. The purpose of the Unitholders Meeting is to approve an amendment to the Partnership's Agreement of Limited Partnership to expand the business purpose of the Partnership to include macadamia processing and marketing (the "Amendment").

  The Amendment

        The current Partnership Agreement allows the Partnership to engage only in macadamia farming and related activities. This narrow business purpose was the result of the Partnership's long-term relationship as the primary supplier of Mauna Loa Macadamia Nut Corporation ("Mauna Loa"). When the Partnership was formed as "Mauna Loa Partners, LP" in 1986, it signed contracts requiring Mauna Loa to perform the macadamia processing and marketing functions for the next 20 years. The Partnership was assured a guaranteed sales outlet for its production and there was no need to participate in processing or marketing activities.

        This situation has changed significantly and management believes strongly that expanding the business purpose of the Partnership in a manner that would permit vertical integration into macadamia processing and marketing will be critical to the future success of the Partnership. To accomplish this, an amendment to the Partnership's Agreement of Limited Partnership must be approved by the Unitholders.

        Global macadamia production has grown steadily over the past two decades and is expected to increase moderately in the near future. Demand and prices on the other hand, have been extremely volatile in recent years. In 2004 and 2005, demand grew rapidly and macadamia kernel could be sold for more than $6.00 per pound, equating to strong farm prices. Over the past 24 months, demand has slowed in both the ingredient and retail sectors and prices have fallen dramatically. Many farmers in Hawaii and Australia are unable to sell their crop at any price at this time.

        As they drop ripe from the tree, in shell macadamia nuts are a perishable crop. If they are not timely dried and processed after harvest, they will spoil. Once the nuts are dried and processed they can either be sold or stored for future sale. It is not economical to transport the in shell macadamia nuts to any location other than the island of Hawaii for processing. At present, there are only five potential customers (processors) for the Partnership's production in Hawaii, two of which have extremely limited capacity. Accordingly, the Partnership is currently dependent upon the existing Hawaii processors to process its in shell macadamia nuts and to purchase its product.

        Given current market demand and pricing, a majority of the processors in Hawaii are experiencing financial stress. Several of the processors with whom the Partnership does business have either requested the Partnership to forego their obligation to purchase macadamia nuts or have expressed a desire to terminate their respective nut purchase agreements. Because processing and purchasing of the Partnership's production is the responsibility of third parties, the Partnership is subject to the uncertainty and risk that they may not continue to process and/or purchase the Partnership's production. At this time, whatever production that the processors do not process spoils and cannot be sold by the Partnership.

        To reduce this exposure, management believes the Partnership should obtain the capability to take an active role in processing and marketing its high quality, Hawaii-grown macadamia nuts. If it does so, it will be able to reduce its reliance upon the financial viability, capacity and willingness of this limited number of processors to process or purchase its product. It would also be able to process nuts to prevent spoilage and preserve their value and could determine to sell the processed nuts immediately or in the future depending upon market conditions. Management also believes that unless it takes an active role in processing and marketing its high quality Hawaii-grown macadamia nuts, Hawaiian macadamia nuts may be treated as a commodity, competing solely on the basis of price with foreign nuts, to the detriment to the Partnership as a grower. The Amendment would permit the Partnership to expand its business operations and potentially provide greater control of its own destiny for the benefit of its Unitholders.

        To pursue this strategic objective, the Partnership spent considerable resources and time in 2007 in an effort to acquire Mac Farms of Hawaii, LLC, Hawaii's second largest processor and marketer. The transaction was terminated by mutual agreement in December of 2007. Management believes that in the future there may be several processing and/or marketing alternatives available to the Partnership. If the Amendment is approved, the Partnership intends to pursue opportunities to process and market Hawaiian grown macadamia nuts.

        The Board of Directors of the Partnership's General Partner has approved unanimously the Amendment being presented at the Unitholders meeting and recommends that Unitholders vote to approve the Amendment.

        Approval of the Amendment will require the affirmative vote of a majority of all outstanding Class A Units held by the limited partners. An abstention or failure to vote will have the same effect as a vote against the Amendment. It is therefore important that your Units be represented at the Unitholders Meeting, whether or not you currently plan to attend the Unitholders Meeting in person.

        Please complete, date, sign and promptly return your proxy card in the enclosed envelope. Returning your proxy card now will not prevent you from voting in person at the Unitholders Meeting, but will assure that your vote is counted if you are unable to attend.

        Please vote today.

By order of the General Partner

Dennis J. Simonis President of ML Resources, Inc.

        IMPORTANT: VOTING CAPABILITY IS AVAILABLE AT OUR WEBSITE AT MLMACADAMIA.COM. IF YOUR CLASS A UNITS ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY IT CAN VOTE YOUR UNITS. TO ENSURE THAT YOUR UNITS ARE VOTED, FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH FIRM OR NOMINEE WITH THIS PROXY STATEMENT OR TELEPHONE THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY TO OBTAIN INSTRUCTIONS ON HOW TO DIRECT HIM OR HER TO EXECUTE A PROXY ON YOUR BEHALF. IF YOU HAVE ANY QUESTIONS OR NEED HELP IN VOTING YOUR UNITS, PLEASE TELEPHONE MIKE HAWKINS, DIRECTOR OF REGULATORY COMPLIANCE, AT 808-969-8032 OR SEND HIM AN EMAIL AT MHAWKINS@MLNUT.COM

ML MACADAMIA ORCHARDS, L.P.

NOTICE OF SPECIAL MEETING OF UNITHOLDERS

To be Held On February             , 2008

January     , 2008

To the Unitholders of ML Macadamia Orchards, L.P.:

        Notice is hereby given that a Special Meeting of the Unitholders of ML Macadamia Orchards, L.P., a Delaware limited partnership (the "Partnership"), will be held at the offices of Carlsmith Ball, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii, at 10:00 a.m., HST, on February     , 2008, to consider and vote on whether to amend the Partnership's Agreement of Limited Partnership in order to broaden the business purpose of the Partnership, permitting the Partnership to engage in the business of processing and marketing macadamia nuts.

        The Special Meeting has been called by the General Partner of the Partnership. The affirmative vote of more than 50% of the Class A Units issued to limited partners and outstanding on the Record Date for the Special Meeting is required to approve the Amendment to the Partnership Agreement. More detailed information concerning the Amendment and the Special Meeting of Unitholders is included in the attached Proxy Statement.

        The General Partner has fixed the close of business on December 31, 2007 as the record date (the "Record Date") for determination of the limited partners of the Partnership holding Class A Units (the "Unitholders") entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

        Unitholders are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend, please sign, date and mail promptly the enclosed proxy in the prepaid return envelope to assure representation of your Class A Units, and the presence of a quorum, at the Special Meeting.

        Unitholders are urged to read the attached Proxy Statement carefully for more detailed information concerning the Amendment.

By order of the General Partner

Dennis J. Simonis President of ML Resources, Inc.

        PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. VOTING CAPABILITY IS ALSO AVAILABLE AT OUR WEBSITE AT MLMACADAMIA.COM. IF YOUR CLASS A UNITS ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY IT CAN VOTE YOUR UNITS. TO ENSURE THAT YOUR UNITS ARE VOTED, FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH FIRM OR NOMINEE WITH THIS PROXY STATEMENT OR TELEPHONE THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY TO OBTAIN INSTRUCTIONS ON HOW TO DIRECT HIM OR HER TO EXECUTE A PROXY ON YOUR BEHALF. IF YOU HAVE ANY QUESTIONS OR NEED HELP IN VOTING YOUR UNITS, PLEASE TELEPHONE MIKE HAWKINS, DIRECTOR OF REGULATORY COMPLIANCE, AT 808-969-8032 OR SEND HIM AN EMAIL AT MHAWKINS@MLNUT.COM

ML MACADAMIA ORCHARDS, L.P.
PROXY STATEMENT

        This Proxy Statement is being furnished to the Unitholders of ML Macadamia Orchards, L.P., a Delaware limited partnership (the "Partnership"), in connection with the solicitation by the Board of Directors of ML Resources, Inc., the general partner of the Partnership, of proxies to be used at a special meeting of the Unitholders of the Partnership ("Unitholders Meeting").

        At the Unitholders Meeting, holders of Class A Units on the record date will be asked to approve the amendment of the Limited Partnership Agreement of the Partnership to permit the Partnership to engage in the processing and marketing of macadamia nuts. For a description of this and other actions to be taken at the Special Meeting, see "THE UNITHOLDERS MEETING."

        This Proxy Statement is being mailed to the Unitholders of the Partnership on or about January 25, 2008.

THE DATE OF THIS PROXY STATEMENT IS JANUARY 25, 2008

i

 INTRODUCTION

  General

        This Proxy Statement is being furnished to the limited partners holding Class A Units of the Partnership (the "Unitholders") in connection with the solicitation of proxies by the General Partner of the Partnership, for use at the special meeting of Unitholders to be held at 10:00 A.M., HST, on February     , 2008, at the offices of Carlsmith Ball LLP, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii 96813, and at any adjournments or postponements thereof (the "Unitholders' Meeting").

        At the Unitholders' Meeting, Unitholders on the record date will be asked to approve the amendment of the Limited Partnership Agreement of the Partnership to permit the Partnership to engage in the processing and marketing of macadamia nuts (the "Amendment"). For a description of this and other actions to be taken at the Special Meeting, see "THE UNITHOLDERS MEETING."

  Current Situation

        Global macadamia prices have been quite volatile in recent years due in part to poorly managed swings in both supply and demand. Prices for macadamia kernel hit record highs in 2004, exceeding $6.25 per kernel pound, equating to between 90 cents and $1.00 per pound on an in-shell basis. Macadamia consumption was increasing at a double digit pace, fueled by a strong economy, good marketing momentum and the inclusion of macadamia nuts in the Atkins diet. With its nut purchase contracts with Mauna Loa scheduled to expire on December 31, 2006, the Partnership was well positioned to take advantage of the strong demand and high prices. New contracts were signed with all of the major processors in 2004 and 2005, some with attractive fixed pricing and others with market-based pricing.

        In the past 24 months, macadamia demand has slowed considerably and both kernel and nut-in-shell prices have declined by approximately 50%. Retail consumption has declined and many ingredient nut users dropped out of the market when prices rose too rapidly. As a result, many processors and marketers now have excess inventory and are no longer willing or able to purchase nuts from independent farmers.

        As they drop ripe from the tree, in shell macadamia nuts are a perishable crop. If they are not timely dried and processed after harvest, they will spoil. Once the nuts are dried and processed they can either be sold or stored for future sale. It is not economical to transport the in shell macadamia nuts to any location other than the island of Hawaii for processing. At present, there are only five potential customers (processors) for the Partnership's production in Hawaii, two of which have extremely limited capacity. Accordingly, the Partnership is currently dependent upon the existing Hawaii processors to process its in shell macadamia nuts and to purchase its product.

        In 2007, the Partnership sold approximately 30% of its production to the largest processor in Hawaii at fixed contract prices and was able to earn a fair margin on these nut sales. However, pricing for its market based contracts with two of the other processors was below the Partnership's farming cost, resulting in a significant operating loss. Furthermore, under its contract with a fourth processor where the price is beneficial to the Partnership, the processor has been financially unable to fulfill its obligation to purchase nuts at contract prices and during 2007 the Partnership agreed to suspend that party's purchase commitment and allow them that year to merely process the Partnership's nuts to prevent spoilage and preserve value. This permitted the Partnership to maintain the processed nuts (approximately 700,000 kernel pounds) in inventory for future sale.

        Given current market demand and pricing, a majority of the processors in Hawaii are experiencing financial stress. Several of the processors with whom the Partnership does business have either requested the Partnership to forego their obligation to purchase macadamia nuts or have expressed a desire to terminate their respective nut purchase agreements. Because processing and purchasing of the Partnership's production is the responsibility of third parties, the Partnership is subject to the uncertainty and risk that they may not continue to process and/or purchase the Partnership's production. At this time, whatever production that the processors do not process spoils and cannot be sold by the Partnership.

        To reduce this exposure, management believes the Partnership should obtain the capability to take an active role in processing and marketing its high quality, Hawaii-grown macadamia nuts. If it does so, it will be able to reduce its reliance upon the financial viability, capacity and willingness of this limited number of processors to process or purchase its product. It would also be able to process nuts to prevent spoilage and preserve their value and could determine to sell the processed nuts immediately or in the future depending upon market conditions. Management also believes that unless it takes an active role in processing and marketing its high quality Hawaii-grown macadamia nuts, Hawaiian macadamia nuts may be treated as a commodity, competing solely on the basis of price with foreign nuts, to the detriment to the Partnership as a grower. The Amendment would permit the Partnership to expand its business operations and potentially provide greater control of its own destiny for the benefit of its Unitholders.

        Over the past 18 months, the Partnership spent considerable effort attempting to acquire the operating assets of Mac Farms of Hawaii, LLC. However, prior to the time when the Partnership intended to seek Unitholder approval of the Amendment for the transaction to close, the parties mutually agreed to terminate the acquisition agreement. However, the Partnership's management and Board of Directors remain convinced that vertical integration will be critical to the Partnership's financial success and future growth potential, particularly given the uncertainties affecting three of the five macadamia nut processors on the island of Hawaii. Approval of the Amendment will allow the Partnership to pursue obtaining processing and marketing capabilities at such time and in such manner as it believes is in the best interest of the Partnership and its Unitholders.

  The Amendment

        Section 2.3 of the Partnership's Agreement of Limited Partnership reads as follows:

          "2.3    Business and Purpose of the Partnership.    The business and purpose of the Partnership shall be, and shall be limited to, the acquisition, ownership, management, operation, development, leasing and disposition of macadamia nut orchard properties; the carrying on of any business and the doing of any act relating to or arising from the acquisition, ownership, management, operation, leasing and disposition of macadamia nut orchard properties that a limited partnership organized under the Delaware Act may carry on; the ownership of stock in any corporation or the entering into any partnership, joint venture or other similar arrangement, to engage in any of the foregoing; and anything incidental to the foregoing."

        The Amendment would amend Section 2.3 of the Partnership's Agreement of Limited Partnership to include authority to engage in the business of processing and marketing macadamia nuts and would amend Section 2.3 to read as follows adding the underlined material to the section:

          "2.3    Business and Purpose of the Partnership.    The business and purpose of the Partnership shall be, and shall be limited to, the acquisition, ownership, management, operation, development, leasing and disposition of macadamia nut orchard properties; the carrying on of any business and the doing of any act relating to or arising from the acquisition, ownership, management, operation, leasing and disposition of macadamia nut orchard properties that a limited partnership organized under the Delaware Act may carry on; the processing and marketing of macadamia nuts; the carrying on of any business and the doing of any act relating to or arising from the processing and marketing of macadamia nuts; the ownership of stock in any corporation or a membership interest in any limited liability company, or the entering into any partnership, joint venture or other similar arrangement, to engage in any of the foregoing; and anything incidental to the foregoing."

        If the Amendment is approved management intends to explore opportunities that may allow the Partnership to vertically integrate, with the goal of ensuring that the Partnership's crop will be processed into high quality macadamia kernel once its present nut contracts expire.

        Management believes that vertical integration will provide opportunities for the Partnership to grow within its industry and core competence by processing premium Hawaiian Macadamia nuts and marketing them on a global basis. This will help to protect and promote the Hawaiian origin, which should benefit all Hawaii growers.

        Vertical integration and the possibility of retail margins should help insulate the Partnership from the risk of price volatility inherent in its present role as the grower of an agricultural product. Adding processing and marketing capability could provide more attractive retail margins when grower prices are low; and potentially provide an avenue to increase revenues, profits and cash flow as a marketer of premium consumer products.

        For these reasons the General Partner has recommended that the Partnership obtain the Partnership power and authority to enter the processing and marketing segments of the business if it desires to do so in the future. The Partnership's ultimate objective is to market Hawaii's high quality macadamia nuts to consumers as the premier macadamia nut product in the world. If it enters the processing or marketing business, the Partnership will seek to differentiate Hawaii macadamia nuts from macadamia nuts grown in other countries and position them as a premium product in order to attempt to achieve premium prices from their sale.

  Recommendation of the General Partner

        For the reasons stated above, the General Partner and its board of directors unanimously recommend that the Unitholders approve the Amendment.

THE UNITHOLDERS MEETING

  Date, Time and Place

        The Unitholders Meeting will be held at 10:00 A.M., Hawaii Standard Time, on February     , 2008, at the offices of Carlsmith Ball LLP, ASB Tower, Suite 2200, 1001 Bishop Street, Honolulu, Hawaii 96813.

  Purpose

        The purpose of the Unitholders Meeting is to consider and vote to upon the Amendment and to consider and vote upon any other matters that may be properly brought before the meeting.

  Record Date; Voting Rights

        The close of business on December 31, 2007, has been fixed by the Board of Directors of the General Partner as the record date (the "Record Date") for the determination of the Unitholders entitled to notice of, and to vote at, the Unitholders Meeting and any adjournment thereof. As of December 31, 2007, there were 7,500,000 Class A Units issued and outstanding and entitled to vote, beneficially held by approximately 8,000 Unitholders. The Class A Units held by limited partners are entitled to one vote per Class A Unit on the respective matters upon which such holders are entitled to vote.

  Proxies and Revocability of Proxies

        All Class A Units represented at the Unitholders Meeting by valid proxies will be voted in accordance with the instructions contained in such proxies. If a proxy is signed and returned without indication as to how the Unitholder desires his Class A Units to be voted, such Class A Units will be voted in favor of the Amendment. The General Partner does not intend to bring any matters before the Unitholders Meeting other than approval of the Amendment, and does not know of any other matters sought to be brought before the Unitholders Meeting by others. If any business other than the Amendment is properly brought before the Unitholders Meeting, the Class A Units represented by proxies will be voted in accordance with the judgment of the persons voting them.

        The execution of a proxy will not affect a Unitholder's right to attend the Unitholders Meeting and vote in person. A Unitholder who has given a proxy may revoke it at any time before it is exercised at the Unitholders Meeting. A proxy may be revoked by delivery of a written notice to the Depositary stating that the proxy is revoked, by execution of a proxy bearing a later date, or by attendance at the Unitholders Meeting and voting in person.

  Cost of Solicitation of Proxies

        The Partnership will bear all costs relating to the solicitation of proxies and will reimburse brokers or other persons holding Class A Units in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of Class A Units. In addition to such solicitation and the solicitation made hereby, certain officers, directors, regular employees, and authorized agents of the General Partner may solicit proxies by mail, e-mail, telephone, and personal interview.

  Vote Required

        The affirmative vote of more than 50% of the 7,500,000 Class A Units held by limited partners on the Record Date for the Unitholders Meeting is required to approve the Amendment.

        The Partnership Agreement provides that voting rights of the Unitholders shall not be exercised unless the General Partner obtains an opinion of counsel stating that the exercise of such rights would not cause the loss of limited liability of the Unitholders or the treatment of the Partnership as an association taxable as a corporation for federal income tax purposes. Such opinion will be rendered by Carlsmith Ball LLP, counsel for the Partnership

  Quorum; Adjournment

        The presence at the Unitholders Meeting either in person or by proxy of Unitholders who are limited partners and who are record holders of more than 50% of the Class A Units entitled to notice of, and to vote at, the Unitholders Meeting is necessary to constitute a quorum. In the absence of a quorum, the Unitholders Meeting may be adjourned from time to time by the vote of a majority of the Class A Units held by limited partners represented either in person at the meeting or by proxy.

        When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new record date need not be fixed if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken, unless such adjournment is for more than 45 days. At an adjourned meeting, the Partnership may transact any business which may have been transacted at the original meeting.

  Other Matters

        Neither the Partnership (or any affiliate thereof) nor any other person (including the General Partner) has authorized any person to give any information or make any representation in connection with the solicitation of proxies other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, in any circumstances, create any implication that the information herein is still correct after the date of this Proxy Statement.

BENEFICIAL OWNERSHIP OF PRINCIPAL UNITHOLDERS
AND MANAGEMENT

        As of November 30, 2007, the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Partnership or the General Partner to be the beneficial owner of more than 5% of the Class A Units are set forth below.

Beneficial Owner Name and Address	Class A Units Owned	Percent of Class A Units
Ebrahimi Family Group 1800 Grant Street Denver, CO 80203	686,400	9.2%
Berggruen Holdings North America, Ltd. 1114 Avenue of the Americas, 41st Floor New York, NY 10036	380,000	5.1%

        As of November 30, 2007, the General Partner owned 75,757 Class A Units. These units will not be voted at the Meeting. No director or officer of the General Partner owned more than 1% of the Class A Units.

        The table below sets forth certain information as to the Class A Units beneficially owned by all directors of the General Partner, and all directors and officers of the General Partner as a group, as of November 30, 2007.

Beneficial Owner	Class A Units Owned	Percent of Class A Units
John K. Kai	100	*
James S. Kendrick	1,500	*
Jeffrey M. Kissel	3,177	*
All directors	4,777	*
All directors and officers as a group; (8 persons)	4,877	0.06%

    *
    Less than 0.1%

 FORWARD-LOOKING STATEMENTS

        Some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intend," and "continue" or similar words. You should read statements that contain these words carefully because they:

  •
  discuss future expectations;

  •
  contain projections of future results of operations or financial condition; or

  •
  state other "forward-looking" information.

        The Partnership believes it is important to communicate its expectations to its Unitholders. However, there may be events in the future that the Partnership is not able to accurately predict or over which the Partnership has no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by the partnership in its forward-looking statements, including among other things:

  •
  changing interpretations of generally accepted accounting principles;

  •
  outcomes of litigation, claims, inquiries or investigations;

  •
  world market conditions relating to macadamia nuts;

  •
  the weather and local conditions in Hawaii affecting macadamia nut production;

  •
  legislation or regulatory environments, requirements or changes adversely affecting the businesses in which the Partnership is engaged;

  •
  statements about industry trends;

  •
  general economic conditions; and

  •
  geopolitical events and regulatory changes.

        You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

        All forward-looking statements included herein attributable to the Partnership or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Partnership undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

OTHER BUSINESS

        The Partnership does not know of any business other than that described in this Proxy Statement which will be presented for consideration at the Unitholders Meeting. If any other business properly comes before the Unitholders Meeting or at any and all adjournments or postponements thereof, the Proxy holders named in the accompanying Proxies will vote their respective Units represented by such Proxies in accordance with their best judgment and, as applicable, in accordance with said Proxies.

        It is important that all outstanding Class A Units be represented at the Unitholders Meeting. Because the vote of a majority of all the votes that are eligible to be cast by the Unitholders at the Unitholders Meeting is required to approve the Amendment, abstentions and broker non-votes will in effect be votes against the Amendment. YOU ARE THEREFORE URGED TO COMPLETE, SIGN,

DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE WHICH IS ENCLOSED FOR YOUR CONVENIENCE. Unitholders who are present at the Unitholders meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

PROPOSALS OF UNITHOLDERS

        The Partnership is not required to hold annual Unitholder meetings. To the extent it holds an annual or special Unitholder's meeting, Unitholder proposals intended to be included in the Partnership's proxy statement and voted on at the meeting must be received at the Partnership's offices at 26-238 Hawaii Belt Road, Hilo, Hawaii 96720, Attention: Dennis Simonis, a reasonable time prior to the time the Partnership begins to print and send its proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Applicable SEC Rules and Regulations govern the submission of Unitholder proposals and the Partnership's consideration of them for inclusion in next year's proxy statement and form of proxy.

WHERE YOU CAN FIND MORE INFORMATION

        The Partnership is subject to the informational requirements of the Exchange Act, and, in accordance therewith, files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements, and other information filed by the Partnership with the Commission may be inspected and copied at the Commission's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the Commission's regional offices located at 7 World Trade Center, New York, NY 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of such reports, proxy statements, and other information are also available from the Commission over the Internet at http://www.sec.gov. Class A Limited Partner Depositary Receipts evidencing the Class A Units are listed on the New York Stock Exchange ("NYSE"). The reports, proxy statements, and other information filed by the Partnership with the Commission may also be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

        NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED (OR INCORPORATED BY REFERENCE) IN THIS PROXY STATEMENT). ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PARTNERSHIP. THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE PARTNERSHIP SINCE THE DATE HEREOF OR THAT THE INFORMATION IN THIS PROXY STATEMENT IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF.

By Order of the Board of Directors of Mauna Loa
Resources Inc., as General Partner of ML Macadamia
Orchards, L.P.

Wayne W. Roumagoux
Secretary

January     , 2008

Hilo, Hawaii

ML MACADAMIA ORCHARDS, L.P.

Special Meeting Proxy Card

Please mark your vote as indicated in this example. ☒

A. Proposal.

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1 Approval of the Amendment to the Limited Partnership Agreement that would permit the Partnership to engage in the business of processing and marketing macadamia nuts.	☐	☐	☐

B. Non-Proposals.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

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NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—ML MACADAMIA ORCHARDS, L.P.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ML RESOURCES, INC.

FOR THE 2008 SPECIAL MEETING OF UNITHOLDERS

FEBRUARY            , 2008

The undersigned hereby appoints the Board of Directors of ML Resources, Inc., the General Partner of ML Macadamia Orchards, L.P., proxy with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned all Units that the undersigned may be entitled to vote at the Special Meeting of Unitholders of ML MACADAMIA ORCHARDS, L.P. on February            , 2008, and any adjournments thereof, with all powers that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL REFERRED TO ON THE REVERSE SIDE HEREOF.

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(THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

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